UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Rydex ETF Trust
                                   ----------
             (Exact name of registrant as specified in its charter)

                    Delaware                                 See Below
    ----------------------------------------            -------------------
    (State of incorporation or organization)               (IRS Employer
                                                        Identification No.)

                    c/o Rydex
          9601 Blackwell Rd. Suite 500
                   Rockville, MD                              20850
    ----------------------------------------            -------------------
    (Address of principal executive offices)                (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

            TITLE OF EACH CLASS                NAME OF EXCHANGE ON WHICH EACH         I.R.S. EMPLOYER
            -------------------                ------------------------------         ---------------
             TO BE REGISTERED:                   CLASS IS TO BE REGISTERED:        IDENTIFICATION NUMBER:
             -----------------                   --------------------------        ----------------------

Rydex 2x S&P 500 ETF                               American Stock Exchange               26-0590023

Rydex Inverse 2x S&P 500 ETF                       American Stock Exchange               26-0590341

Rydex 2x S&P MidCap 400 ETF                        American Stock Exchange               26-0590468

Rydex Inverse 2x S&P MidCap 400 ETF                American Stock Exchange               26-0590782

Rydex 2x Russell 2000(R) ETF                       American Stock Exchange               26-0590879

Rydex Inverse 2x Russell 2000(R) ETF               American Stock Exchange               26-0591134

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-101625

Securities to be registered pursuant to Section 12(g) of the Act: None.

     Item 1. Description of Registrant's Securities to be Registered:

Reference is made to the Registrant's Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed November 8, 2006 (Securities Act file number 333-101625 and Investment Company Act file number 811-21261), which is incorporated herein by reference.

     Item 2. Exhibits

A. Agreement and Declaration of Trust is incorporated by reference to Exhibit
(a)(1) of the Initial Registration Statement, as filed December 3, 2002.

B. Amended and Restated By-Laws of Trust are incorporated by reference to Exhibit (b) of the Registration Statement, as filed March 1, 2006.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                                Rydex ETF Trust

Date: October 31, 2007                             By:  /S/ CARL G. VERBONCOEUR
                                                        -----------------------
                                                            Carl G. Verboncoeur
                                                            President